UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2016

Cabot Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5667	04-2271897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Seaport Lane, Suite 1300, Boston, MA 02210-2019

(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 345-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 6, 2016, Cabot Corporation (“Cabot”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule 1 thereto, relating to the issuance and sale of $250 million aggregate principal amount of 3.400% notes due 2026 (the “Notes”).

The Notes were registered pursuant to an automatically effective shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (Registration Statement No. 333-213088) (the “Registration Statement”) that was filed with the Securities and Exchange Commission on August 11, 2016. The Notes will be issued pursuant to a base indenture, as supplemented by a first supplemental indenture, in each case to be executed by and between Cabot and U.S. Bank National Association, as trustee. Cabot is expected to complete the issuance and sale of the Notes on or about September 15, 2016, subject to the satisfaction of customary closing conditions.

In order to furnish certain exhibits for incorporation by reference into the Registration Statement, Cabot is filing the Underwriting Agreement and the opinion of Ropes & Gray LLP relating to the validity of the Notes as Exhibits 1.1 and 5.1, respectively, to this Current Report on Form 8-K. Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1	Underwriting Agreement, dated September 6, 2016, by and among Cabot Corporation and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule 1 thereto.

Exhibit 5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

Exhibit 23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By:	/s/ Eduardo E. Cordeiro
Eduardo E. Cordeiro
Executive Vice President and Chief Financial Officer

Date: September 7, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated September 6, 2016, by and among Cabot Corporation and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule 1 thereto.

Exhibit 5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

Exhibit 23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.